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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 24, 2001 included in Introgen Therapeutics, Inc.'s Form 10-K for the year ended June 30, 2001, and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Austin, Texas
January 29, 2002